                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                December 23, 1999
                                  -------------
                                 Date of Report


                            WOMEN.COM NETWORKS, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)



        DELAWARE                      0-26055                  13-4059516
--------------------------------------------------------------------------------
(State of incorporation)      (Commission File Number)       (IRS Employer
                                                           Identification No.)


                          1820 GATEWAY DRIVE, SUITE 100
                           SAN MATEO, CALIFORNIA 94404
                           --------------------------
                    (Address of principal executive offices)


                                 (650) 378-6500
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        The purpose of this Amendment is to amend Item 7 to provide certain information with respect to the Acquisition (as defined below), which information was impracticable to provide at the time the Registrant filed the Current Report on Form 8-K dated December 23, 1999.

        On December 10, 1999, Women.com Networks, Inc. ("Women.com" or "the Company") acquired substantially all of the assets of World Gaming Corporation ("WGC"), a Pennsylvania corporation for $9.5 million in cash pursuant to an Agreement and Plan of Merger and Reorganization, dated as of November 15, 1999. Pursuant to the Agreement and Plan of Merger and Reorganization, WGC was merged into a wholly-owned subsidiary of Women.com, WG Acquisition Corp., a Pennsylvania corporation, and, as a result of the Merger, WCG became a wholly-owned subsidiary of Women.com.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) Financial Statements of Business Acquired
            -----------------------------------------

            See Exhibit 99.1 for the Audited Financial Statements of World Gaming Corporation.

        (b) Unaudited Pro Forma Financial Information
            -----------------------------------------

            Overview
            Unaudited Pro Forma Combined Condensed Balance Sheet as of
               September 30, 1999
            Unaudited Pro Forma Combined Condensed Statement of Operations
               for the Year Ended December 31, 1998 and for the Nine Months Ended September 30, 1999
            Notes to the Unaudited Pro Forma Combined Condensed Financial
               Statements

                                   WOMEN.COM
                    UNAUDITED PROFORMA FINANCIAL INFORMATION
                                   (overview)



     The following unaudited pro forma combined condensed financial statements give effect to the following transactions.

HEARST HOMEARTS INC AGREEMENT

     Effective January 29, 1999, Women.com Networks entered into a joint venture agreement with Hearst HomeArts Inc. ("HomeArts"), a subsidiary of The Hearst Corporation. Under the terms of the agreement, Women.com Networks and HomeArts contributed their businesses to Women.com Networks LLC. Under the terms of the agreement Women.com Networks and HomeArts each have fifty percent voting interest, except that, Women.com Networks had the sole authority to initiate an initial public offering. In addition, senior management of the joint venture is comprised solely of Women.com Networks management. Given these facts and that Women.com, on a fully diluted basis owned 53.6% of Women.com Networks LLC, Women.com was determined to be the accounting acquirer pursuant to Staff Accounting Bulletin Topic 2-A2. The acquisition has been accounted for using the purchase method of accounting and accordingly the purchase price has been allocated to the tangible and intangible assets acquired and liabilities assumed on the basis of their respective fair values on the acquisition date. The fair value of net assets acquired was determined by an independent appraiser.

     The acquisition has been structured as a tax free exchange of stock, therefore, the differences between the recognized fair values of acquired assets, including tangible assets, and their historical tax bases are not deductible for tax purposes.

     Prior to entering into the joint venture agreement with Women.com, The Hearst Corporation acquired Astronet Inc, an online astrology site. Astronet, Inc. ("Astronet") was part of the business contributed by HomeArts to Women.com Networks LLC. The acquisition was accounted for using the purchase method and the operations of Astronet have been included in the historical financial statements of HomeArts from December 24, 1998, the date of acquisition. The total purchase price was approximately $5.0 million of which approximately $200,000 was allocated to net tangible assets and $4.8 million was allocated to intangibles and goodwill.

WORLD GAMING CORPORATION ACQUISITION

        Effective December 10, 1999 Women.com completed its acquisition of substantially all of the assets of World Gaming Corporation ("WGC"), a Pennsylvania corporation for $9.5 million in cash. The transaction was accounted for using the purchase method; accordingly, the purchase price was allocated to the assets acquired and liabilities assumed based on their fair market values at the date of acquisition.

                                   WOMEN.COM
                    UNAUDITED PROFORMA FINANCIAL INFORMATION



          The following unaudited pro forma combined condensed financial statements of operations for the year ended December 31, 1998 and the nine months ended September 30, 1999 gives effect to the acquisitions noted above as if they had occurred on January 1, 1998 and January 1, 1999, respectively for the unaudited pro forma combined condensed statements of operations, by combining the results of operations of WGC and HomeArts and Astronet with results of operations of Women.com for the respective periods. The unaudited pro forma combined condensed balance sheet gives effect to the acquisition of WGC as if it had occurred on September 30, 1999.

          The unaudited combined condensed pro forma financial information presented herein should be read in conjunction with the historical financial statements and related notes of Women.com and HomeArts included in Women.com's Form S-1, as amended, filed in October 1999, the unaudited historical financial statements and related notes of Women.com in Women.com's Form 10-Q, filed in November 1999 and WGC's historical financial statements and related notes included elsewhere in this Form 8-K/A.


     The unaudited pro forma combined statements of operations are not necessarily indicative of the operating results that would have been achieved had the transactions been in effect as of the beginning of the periods presented and should not be construed as being representative of future operating results.

                                   WOMEN.COM
              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                             SEPTEMBER 30, 1999
                                                              -----------------------------------------------
                                                                           WORLD
                                                                           GAMING       PRO FORMA   PRO FORMA
                                                              WOMEN.COM  CORPORATION   ADJUSTMENT    COMBINED
                                                              ---------  -----------   ----------   ---------
Assets
Current assets:
  Cash and cash equivalents................................   $ 40,504   $    240    $ (9,500)(D)   $ 31,244
  Accounts receivable, net.................................      5,927        433          --          6,360
  Accounts receivable, related party.......................      1,111         --          --          1,111
  Prepaid and other current assets.........................      6,528          5          --          6,533
                                                              --------   --------    --------       --------
Total current assets.......................................     54,070        678      (9,500)        45,248
Property and equipment, net................................      5,594        302          --          5,896
Intangible assets, net.....................................     50,902         --       8,924 (D)     59,826
Other assets...............................................      2,906          2          --          2,908
                                                              --------   --------    --------       --------
Total Assets...............................................   $113,472   $    982    $   (576)      $113,878
                                                              ========   ========    ========       ========
Liabilities, mandatorily redeemable convertible preferred
  stock warrants and stockholders' equity .................
Current liabilities
  Accounts payable.........................................   $  5,216   $     65    $     --       $  5,281
  Accounts payable, related party..........................        761        136          --            897
  Accrued liabilities......................................      3,928        169          --          4,097
  Accrued compensation and related benefits................      1,113         --          --          1,113
  Current portion of capital lease obligation..............         --         13          --             13
  Deferred revenue.........................................      2,324         --          --          2,324
                                                              --------   --------    --------       --------
Total current liabilities..................................     13,342        383          --         13,725
Capital lease obligations, net of current portion..........         --         23          --             23
                                                              --------   --------    --------       --------
  Total liabilities........................................     13,342        406          --         13,748
                                                              --------   --------    --------       --------
Stockholders' equity:
  Common stock...........................................           38        7           (7) (D)         38
  Additional paid in capital.............................      178,046     2,641       (2,641)(D)    178,046
  Notes receivable from stockholders.....................          (44)       --           --            (44)
  Unearned compensation..................................       (4,221)       --           --         (4,221)
  Accumulated deficit....................................      (73,689)   (2,072)       2,072 (D)    (73,689)
                                                              --------   --------    --------       --------
Total stockholders' equity...............................      100,130       576         (576)       100,130
                                                              --------   --------    --------       --------
Total liabilities, mandatorily redeemable convertible
  preferred stock warrants and stockholders'
  equity ................................................     $113,472   $   982     $   (576)      $113,878
                                                              ========   ========    ========       ========

                                   WOMEN.COM
         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                            FOR THE
                             PERIOD
                           JANUARY 1,
                          1998 THROUGH                        YEAR ENDED DECEMBER 31, 1998
                          DECEMBER 23,   ------------------------------------------------------------------
                              1998                                                               WOMEN.COM/
                           ----------                         HOMEARTS                            HOMEARTS
                            ASTRONET   HOMEARTS  ADJUSTMENTS PRO FORMA WOMEN.COM  ADJUSTMENTS     PRO FORMA
                            --------   --------  ----------- --------- ---------  -----------    ----------
Net revenues............     $1,446    $ 2,957    $    --    $  4,403   $  7,247   $     --          11,650
                             ------    --------   -------    --------   --------   --------      ----------
Operating expenses:
  Production, product
    and technology......      1,192      8,095         --       9,287      5,728         --          15,015
  Sales and marketing...        357      8,625         --       8,982     12,042         --          21,024
  General and
    administrative......        410        970         --       1,380      1,374         --           2,754
  Stock-based
    compensation........         --         --         --          --      1,170         --           1,170
  Amortization of
    acquired
    intangibles.........         --         --      1,587(A)    1,587        517     19,723 (B)      21,827
  Asset impairment
    charge..............         --         --         --          --         --         --             --
                             ------    --------   -------    --------   --------   --------      ----------
  Total operating
    expenses............      1,959     17,690      1,587      21,236     20,831     19,723          61,790
                             ------    --------   -------    --------   --------   --------      ----------
Loss from operations....       (513)   (14,733)    (1,587)    (16,833)   (13,584)   (19,723)        (50,140)
Other income, net.......         --         --         --          --        596         --             596
Interest expense........         --         --         --          --        (57)        --             (57)
                             ------    --------   -------    --------   --------   --------      ----------
Net loss................       (513)   (14,733)    (1,587)    (16,833)   (13,045)   (19,723)        (49,601)
Dividend accretion on
  mandatorily redeemable
  convertible preferred
  stock.................         --         --         --          --       (570)        --            (570)
                             ------    --------   -------    --------   --------   --------      ----------
Net loss attributable to
  common stockholders...     $ (513)   $(14,733)  $(1,587)   $(16,833)  $(13,615)  $(19,723)        (50,171)
                             ======    ========   =======    ========   ========   ========      ==========
Basic and diluted pro
  forma net loss per
  share.................

Shares used in computing
  pro forma basic and
  diluted net loss per
  share.................



                                                        YEAR ENDED DECEMBER 31, 1998
                                -----------------------------------------------------------------------

                                WOMEN.COM/        WORLD
                                 HOMEARTS         GAMING                                      WOMEN.COM
                                 PRO FORMA      CORPORATION         ADJUSTMENTS               PRO FORMA
                                ----------      -----------         -----------               ---------
Net revenues............            11,650             33                 --                   $ 11,683
                                ----------       --------            --------                   --------
Operating expenses:
  Production, product
    and technology......            15,015             80                  --                     15,095
  Sales and marketing...            21,024             --                  --                     21,024
  General and
    administrative......             2,754             75                  --                      2,829
  Stock-based
    compensation........             1,170             --                  --                      1,170
  Amortization of
    acquired
    intangibles.........            21,827            --                 2,975 (C)                24,802
  Asset impairment
    charge..............               --           1,000                  --                      1,000
                                ----------       --------            --------                   --------
  Total operating
    expenses............            61,790          1,155               2,975                     65,920
                                ----------       --------            --------                   --------
Loss from operations....           (50,140)        (1,122)             (2,975)                   (54,237)
Other income, net.......               596             (2)                 --                        594
Interest expense........               (57)            (2)                 --                        (59)
                                ----------       --------            --------                   --------
Net loss................           (49,601)        (1,126)             (2,975)                   (53,702)
Dividend accretion on
  mandatorily redeemable
  convertible preferred
  stock.................              (570)            --                  --                       (570)
                                ----------       --------            --------                   --------
Net loss attributable to
  common stockholders...           (50,171)        (1,126)             (2,975)                  $(54,272)
                                ==========       ========            ========                   ========
Basic and diluted pro
  forma net loss per
  share.................                                                                        $  (1.71)
                                                                                                ========
Shares used in computing
  pro forma basic and
  diluted net loss per
  share.................                                                                          29,347 (E)
                                                                                                ========

                                                      NINE MONTHS ENDED SEPTEMBER 30, 1999
                                       -------------------------------------------------------------
                                                                           WOMEN.COM/      WORLD
                                                                            HOMEARTS       GAMING
                                       WOMEN.COM   HOMEARTS   ADJUSTMENTS   PRO FORMA    CORPORATION    ADJUSTMENTS    PRO FORMA
                                       ---------   --------   -----------  ----------    -----------    -----------    ---------
Net revenues.......................... $ 16,667    $    250   $       --   $   16,917       $1,586      $      --      $ 18,503
                                       ---------   --------    ---------   ----------       ------      ---------      --------
Operating expenses:
  Production, product and technology..   15,291         671           --       15,962          950             --        16,912
  Sales and marketing.................   26,622         752           --       27,374           --             --        27,374
  General and administrative..........    5,780          28           --        5,808          332             --         6,140
  Stock-based compensation............    2,392          --           --        2,392        1,089             --         3,481
  Amortization of acquired
    intangibles.......................   14,817         133        1,691 (B)   16,641           --          2,231 (C)    18,872
                                       --------    --------    ---------  -----------      -------      ---------      --------
  Total operating expenses............   64,902       1,584        1,691       68,177        2,371          2,231        72,779
                                       --------    --------    ---------  -----------      -------      ---------      --------
Loss from operations.................. $(48,235)     (1,334)      (1,691)     (51,260)        (785)        (2,231)      (54,276)
Other income, net.....................      838          --           --          838            4             --           842
Interest expense......................      (43)         --       (1,691)         (43)         (13)            --           (56)
                                       --------    --------    ---------  -----------      -------      ---------      --------
Net loss..............................  (47,440)     (1,334)      (1,691)     (50,465)        (794)        (2,231)      (53,490)
Dividend accretion on mandatorily
  redeemable convertible preferred
  stock...............................     (295)          --          --         (295)          --             --          (295)
                                       --------    --------    ---------  -----------      -------      ---------      --------
Net loss attributable to common
   stockholders....................... $(47,735)    $ (1,334)   $ (1,691) $   (50,760)     $  (794)     $  (2,231)     $(53,785)
                                       ========    ========    =========   ===========     =======      =========      ========

Basic and diluted pro forma                                                                                            $  (1.56)
  net loss per share..................                                                                                 ========

Shares used in computing pro
   forma basic and diluted net
   loss per share.....................                                                                                   34,433 (E)
                                                                                                                        =======

                            WOMEN.COM NETWORKS, INC.

         NOTES TO PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                                   (UNAUDITED)

     The following adjustments were applied to Women.com's historical financial statements and those of HomeArts, Astronet and WGC to arrive at the pro forma financial information.

     (A) The HomeArts and Astronet historical financial information for 1998 were adjusted to record the amortization of goodwill related to the acquisition of Astronet as if the transaction occurred January 1, 1998. Goodwill recorded in relation to the acquisition was $4.8 million and is being amortized on a straight-line basis over three years following the acquisition.

     (B) The pro forma HomeArts and Women.com financial information for 1998 and 1999 were adjusted to record the amortization of intangible assets and goodwill related to Women.com's acquisition of HomeArts as if the transaction occurred January 1, 1998 as follows (in thousands).

                                                                            AMORTIZATION EXPENSE
                                                                        ----------------------------
                                                                                        NINE MONTHS
                                                                         YEAR ENDED         ENDED
                                                        AMORTIZATION    DECEMBER 31,    SEPTEMBER 30,
                                             AMOUNT        PERIOD           1998            1999
                                             -------    ------------    ------------    -------------
           Advertiser base...............    $ 4,041      2 years          $2,021          1,516
           Viewership base...............      8,265      3 years           2,755          2,066
           Assembled workforce...........      1,772      5 years             354            266
           Goodwill......................     48,889      3 years          16,296         12,222

      (C) The pro forma Women.com financial information for 1998 and 1999 was adjusted to record amortization of intangible assets and goodwill related to Women.com's acquisition of WGC as if the transaction occurred January 1, 1998 and January 1, 1999, respectively. The goodwill and other intangibles, primarily viewership base, recorded in relation to the acquisition was $8.9 million and is being amortized on a straight-line basis over three years following the acquisition.


      (D) The pro forma Women.com and WGC historical balance sheets as at September 30, 1999 were adjusted to reflect the cash consideration paid for the acquisition of WGC by Women.com as if the transaction occurred at September 30, 1999.

      (E) Pro forma basic and diluted net loss per share for the year ended December 31, 1998 and the nine months ended September 30, 1999, is computed using the weighted average number of common shares outstanding, including the pro forma effects of the conversion of Women.com's convertible preferred stock and units effective upon the consummation of the merger and the roll-up of Women.com Networks LLC completed on August 4, 1999 as if such conversion occurred on January 1, 1998 or at date of original issuance, if later and the shares issued in conjunction with the acquisition as if such shares were outstanding from January 1, 1998, for the year ended December 31, 1998 and for the nine months ended September 30, 1999.

     (c)   Exhibits
           --------

                         EXHIBIT
                         NUMBER        DESCRIPTION
                         2.1*          Agreement and Plan of Merger and
                                       Reorganization, dated as of November 15,
                                       1999, by and among Women.com Networks,
                                       Inc., a Delaware corporation, WG
                                       Acquisition Corp, a Pennsylvania
                                       corporation, World Gaming Corporation, a
                                       Pennsylvania corporation, and the
                                       principal stockholders of World Gaming
                                       Corporation.

                         23.1          Consent of Smart & Associates, LLP.

                         99.1          World Gaming Corporation Audited
                                       Financial Statements.

                         ----------
                         * Previously filed

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              WOMEN.COM NETWORKS, INC.



Date:  February 22, 2000                      /s/ Michael Perry
                                              ----------------------------------
                                              Michael Perry
                                              Chief Financial Officer

                                  EXHIBIT INDEX

        EXHIBIT
        NUMBER        DESCRIPTION

        2.1* Agreement and Plan of Merger and Reorganization, dated as of November 15, 1999, by and among Women.com Networks,
                      Inc., a Delaware corporation, WG Acquisition Corp, a
                      Pennsylvania corporation, World Gaming Corporation, a
                      Pennsylvania corporation, and the principal stockholders of World Gaming Corporation.

        23.1          Consent of Smart & Associates, LLP.

        99.1          World Gaming Corporation Audited Financial Statements.

----------

* Previously filed